UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

SARATOGA INVESTMENT CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Saratoga Investment Corp.

535 Madison Avenue

New York, New York 10022

ANNUAL MEETING OF STOCKHOLDERS

August 4, 2020

To the Stockholders of Saratoga Investment Corp.:

You are cordially invited to attend an annual meeting of stockholders of Saratoga Investment Corp., to be held at the offices of Eversheds Sutherland (US) LLP, located at 1114 Avenue of the Americas, New York, NY 10036, on September 29, 2020, at 10:00 a.m., local time. Only stockholders of record at the close of business on July 31, 2020 are entitled to notice of, and to vote at, the meeting, including any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you expect to attend the meeting, please vote electronically via the internet or by telephone, or sign and return your proxy card so that your shares may be represented at the meeting. As discussed in the Proxy Statement, voting electronically via the internet, by telephone or by returning the proxy or voting instruction card does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Christian L. Oberbeck

Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 29, 2020.

Our proxy statement and annual report on Form 10-K for the year ended February 29, 2020 are available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

will be held at the offices of Eversheds Sutherland (US) LLP

1114 Avenue of the Americas, New York NY 10036

September 29, 2020, 10:00 a.m., local time

August 4, 2020

To the Stockholders of Saratoga Investment Corp.:

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Saratoga Investment Corp., a Maryland corporation (the “Company”), will be held at the offices of Eversheds Sutherland (US) LLP, located at 1114 Avenue of the Americas, New York, NY 10036, on September 29, 2020, at 10:00 a.m., local time, for the following purposes:

1.	To elect each of Michael J. Grisius and G. Cabell Williams as a director of the Company, each to serve until the 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

2.	To transact such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Holders of record of our common stock as of the close of business on July 31, 2020, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Centers for Disease Control and Prevention and the World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting is held solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be described in a press release issued by the Company and posted on its website at https://ir.saratogainvestmentcorp.com/press-releases. In addition, such information will be filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the Company’s website at https://ir.saratogainvestmentcorp.com/press-releases for updated information.

Thank you for your support of Saratoga Investment Corp.

By order of the Board of Directors,

Henri J. Steenkamp

Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

New York, New York

August 4, 2020

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically through the Internet or by telephone. Please see the proxy statement and the enclosed proxy for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

i

Saratoga Investment Corp.

535 Madison Avenue

New York, New York 10022

PROXY STATEMENT

2020 Annual Meeting of Stockholders

GENERAL

We are furnishing you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”). We are first furnishing this proxy statement and the accompanying form of proxy to stockholders on or about August 17, 2020. In this proxy statement, except where the context suggests otherwise, we refer to Saratoga Investment Corp. as the “Company,” “Saratoga,” “we,” “our” or “us” and the Board of Directors as the “Board.”

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors.

ANNUAL MEETING INFORMATION

Date and Location

We will hold the Annual Meeting on September 29, 2020 at 10:00 a.m., local time, at the offices of Eversheds Sutherland (US) LLP, located at 1114 Avenue of the Americas, New York, NY 10036.

Admission

Only record or beneficial owners of Saratoga common stock as of the close of business on July 31, 2020 or their proxies may attend the Annual Meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposal:

1.	To elect each of Michael J. Grisius and G. Cabell Williams as a director of the Company, each to serve until the 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

VOTING INFORMATION

Record Date and Quorum

The record date for the Annual Meeting is the close of business on July 31, 2020 (the “Record Date”). You may cast one vote for each share of common stock that you own as of the Record Date. On the Record Date, approximately 11,217,545 shares of common stock were outstanding. A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. Abstentions are counted as present for purposes of establishing a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve the proposal, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on a proposal in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote your shares on any proposal considered at the meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person at the meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by: (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Henri J. Steenkamp, at 535 Madison Avenue, New York, New York 10022; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the meeting; or (3) voting in person at the meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the meeting.

Votes Required to Adopt the Proposal

Proposal	Vote Required	Broker Discretionary Voting Allowed:	Effect of Abstentions and Broker Non-Votes
Proposal 1—Election of Michael J. Grisius and G. Cabell Williams each as a director of the Company, each to serve until the 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified.	Affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote at the Annual Meeting.	No	Abstentions and broker non- votes, if any, will have the effect of a vote against this proposal.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Annual Meeting. The Company has retained Saratoga Proxy Consulting, LLC to assist in the solicitation of proxies for estimated fees of $7,500 plus out-of-pocket expenses. The proxy solicitor is an independent, unrelated party to the Company. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

Householding of Proxy Statement Materials

The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to our Secretary, Henri J. Steenkamp, at 535 Madison Avenue, New York, New York 10022, or by calling (212) 906-7800.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of July 31, 2020, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5.0% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

The percentage ownership is based on 11,217,545 shares of common stock outstanding as of July 31, 2020. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise indicated by footnote, the address for each listed individual is Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Interested Directors
Christian L. Oberbeck	1,520,261	(1)	13.6%
Michael J. Grisius	153,725		1.4%
Executive Officer
Henri J. Steenkamp	16,635		*
Independent Directors
Steven M. Looney	2,508		*
Charles S. Whitman III	3,182		*
G. Cabell Williams	64,297		*
All Directors and Executive Officers as a Group	1,760,609		15.7%
Owners of 5% or more of our common stock
Black Diamond Capital Management, L.L.C.(2)	865,955		7.7%
Elizabeth Birkelund(3)	549,183		4.9%
Thomas V. Inglesby	354,236		3.2%

*	Less than 1%

Mr. Oberbeck, Mr. Grisius and Mr. Inglesby are affiliates who make up 18.1% of the ownership of SAR.

(1)	Includes 720,450 shares of common stock directly held by Mr. Oberbeck, 217,774 shares of common stock held by CLO Partners LLC, an entity wholly owned by Mr. Oberbeck, 31,843 shares of common stock directly held by Mr. Oberbeck’s children, for which Mr. Oberbeck retains the voting rights, 1,011 shares of common stock directly help by Mr. Oberbeck’s wife, for which Mr. Oberbeck retains the voting rights and 549,183 shares of common stock directly held by Elizabeth Birkelund. See footnote 3 below.
(2)	Based on information included in the 13F filed by Black Diamond Capital Management, L.L.C. with the SEC on May 15, 2020. The address of Black Diamond Capital Management, L.L.C. is One Sound Shore Drive, Suite 200, Greenwich, CT 06830.
(3)	Based on information included in Amendment No. 3 to Schedule 13D filed jointly by Christian L. Oberbeck, Elizabeth Oberbeck, Saratoga Investment Advisors and CLO Partners LLC on November 4, 2014. Pursuant to an Agreement Relating to Shares of Common Stock of Saratoga Investment Corp. (the “Transfer Agreement”), Christian L. Oberbeck transferred 744,183 shares of common stock beneficially owned by him to Elizabeth Oberbeck. Elizabeth Oberbeck has full ownership rights with respect to the shares, including without limitation, the right to (A) receive any cash and/or stock dividends and distributions paid on or with respect to the shares and (B) sell the shares in accordance with the provisions of the Transfer Agreement and receive all proceeds therefrom. However, pursuant to the terms of the Transfer Agreement, Christian L. Oberbeck has retained the right to vote the shares, except that Elizabeth Oberbeck has retained the right to vote the shares on all matters submitted to stockholders with respect to any matter that could give rise to dissenters or other rights of an objecting stockholder under Maryland General Corporation Law. The Transfer Agreement also contains a right of first refusal that requires Elizabeth Oberbeck to offer Christian L. Oberbeck the opportunity to purchase any shares of Common Stock owned by her prior to her intended sale of the shares. Any such purchases may be made either directly by Mr. Oberbeck or through entities affiliated with him.

PROPOSAL 1—ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to our Articles of Incorporation, the Board may modify the number of members of the Board provided that the number of directors will not be fewer than three or greater than eleven and that no decrease in the number of directors shall shorten the term of any incumbent director. The Board currently consists of five members, of whom three are not “interested persons” of Saratoga, as defined in Section 2(a) (19) of the 1940 Act. Section 303A.01 of the New York Stock Exchange Listed Company Manual requires that the Company maintain a majority of independent directors on the Board and further provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Under our Articles of Incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term, and until his or her successor is duly elected and qualified. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

Mr. Grisius and Mr. Williams has been nominated for re-election for a three-year term, expiring in 2023. Mr. Grisius and Mr. Williams has not been nominated to serve as a director pursuant to any agreement or understanding between each of them and the Company.

A stockholder can vote for or against each of the nominees or abstain from voting. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons nominated as a replacement. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Our Board unanimously recommends a vote “FOR” this proposal.

Director and Executive Officer Information

Directors

Information regarding the nominee for election as a director at the Annual Meeting and our continuing directors is as follows:

Nominees for director whose term will expire at our 2020 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Interested Directors
Michael J. Grisius	56	Director	2011
Independent Director
G. Cabell Williams	66	Director	2007

Continuing directors whose terms will expire at our 2021 Annual Meeting of the Stockholders:

Name	Age	Position	Director Since
Interested Directors
Christian L. Oberbeck	60	Director	2010

Continuing directors whose terms will expire at our 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Age	Position	Director Since
Independent Directors
Steven M. Looney	70	Director	2007
Charles S. Whitman III	78	Director	2007

Biographical information regarding our Board is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are “interested persons” of Saratoga Investment Corp., as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

Name	Age	Position
Executive Director
Christian L. Oberbeck	60	Chief Executive Officer
Michael J. Grisius	56	President
Henri J. Steenkamp	44	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

Biographical information regarding our executive officers is set forth below.

Biographical Information

Independent Directors

Steven M. Looney—Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a strategic advisory firm specializing in change management, revenue enhancement and business process improvement for middle market enterprises and is a CPA and an attorney. Mr. Looney has served as a consultant and director to numerous companies in the healthcare, manufacturing and services industries. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney is a trustee of Excellent Education for Everyone, a nonprofit organization. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review. He began his career at the United States Securities and Exchange Commission. Mr. Looney’s qualifications as director include his experience as a Managing Director of Peale Davies & Co. Inc. and as Chief Financial and Administrative Officer of WH Industries, as well as his financial, accounting and legal expertise.

Charles S. Whitman III—Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell LLP. Mr. Whitman was a partner in Davis Polk’s Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the SEC. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England. Mr. Whitman’s qualifications as director include his 28 years of experience representing clients, including AT&T, Exxon Mobil, General Motors and BP, in securities matters as a partner in Davis Polk’s corporate department.

G. Cabell Williams—Mr. Williams has served as the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland since 2004. Mr. Williams is a Partner, Senior Manager and Director of Farragut Capital Partners, which is a Mezzanine Fund based out of Chevy Chase, Maryland. Since 2011, Mr. Williams has also served as a partner of Farragut Capital Partners, an investment firm based in Fairfax, VA. In 2004, Mr. Williams concluded a 23-year career at Allied Capital Corporation, a business development company based in Washington, DC, which was acquired by Ares Capital Corporation in 2010. While at Allied, Mr. Williams held a variety of positions, including President, CIO and finally Managing Director following Allied’s merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm’s Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied’s Mezzanine investment activities. For 15 years, Mr. Williams served on Allied’s Investment Committee where he was responsible for reviewing and approving all of the firm’s investments. Prior to 1991, Mr. Williams ran Allied’s Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the board of directors of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter. Mr. Williams’ qualifications as director include his 28 years of experience managing investment activities at Allied Capital, where he served in a variety of positions, including President, CIO and Managing Director.

Interested directors

Christian L. Oberbeck—Mr. Oberbeck has over 35 years of experience in leveraged finance, from distressed debt to private equity, and has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in these businesses. Mr. Oberbeck is the Managing Member of Saratoga Investment Advisors, LLC, the Company’s investment adviser, and the Chairman of the Board and Chief Executive Officer of the Company. Mr. Oberbeck also served as President of the Company until February 2014. Mr. Oberbeck is also the Managing Partner of Saratoga Partners, a middle market private equity investment firm. Prior to assuming full management responsibility for Saratoga Partners in 2008, Mr. Oberbeck had co-managed Saratoga Partners since 1995. Mr. Oberbeck joined Dillon Read and Saratoga Partners from Castle Harlan, Inc., a corporate buyout firm which he had joined at its founding in 1987 and was a Managing Director, leading successful investments in manufacturing and financial services companies. Prior to that, he worked in the Corporate Development Group of Arthur Young and in corporate finance at Blyth Eastman Paine Webber. Mr. Oberbeck has been a director of numerous middle market companies. Mr. Oberbeck graduated from Brown University in 1982 with a BS in Physics and a BA in Mathematics. In 1985, he earned an MBA from Columbia University. Mr. Oberbeck’s qualifications as a director include his extensive experience in the investment and finance industry, as well as his intimate knowledge of the Company’s operations, gained through his service as an executive officer.

Michael J. Grisius—Mr. Grisius has over 29 years of experience in leveraged finance, investment management and financial services. He has originated, structured, negotiated, consummated, managed and monitored numerous successful investments in mezzanine debt, private equity, senior debt, structured products and commercial real estate debt. Mr. Grisius is Chief Investment Officer and a Managing Director of Saratoga Investment Advisors, LLC, the Company’s investment adviser, and was appointed President of the Company in February 2013. Mr. Grisius joined Saratoga Investment Advisors, LLC in July 2011. Prior to joining Saratoga Investment Advisors, Mr. Grisius served as Managing Director at Allied Capital Corporation, where he was an investment professional for 16 years. At Allied Capital Corporation, Mr. Grisius held several senior positions including co-head of Mezzanine Finance and member of its Management Committee and its Investment Committee. In 2008, Mr. Grisius was appointed co-chairman of the Allied Capital Corporation’s Investment Committee. He also had responsibility for structuring and managing Unitranche Fund, LLC. During his tenure at Allied, Mr. Grisius built and led teams that made investments in subordinated debt, control equity and real estate mortgage debt. Mr. Grisius has served on the board of directors of numerous middle market companies. Prior to joining Allied Capital Corp., Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988. Mr. Grisius graduated with a BS from Georgetown University in 1985 and earned an MBA from Cornell University’s Johnson Graduate School of Management in 1990. Mr. Grisius’ qualifications as a director include his broad experience in leverage finance, investment management, private equity and financial services.

Executive Officers

For information regarding Mr. Oberbeck, the Chairman of the Board and our Chief Executive Officer and Mr. Grisius, our President, see “—Directors” above.

Henri J. Steenkamp—Mr. Steenkamp, 44 years old, had served as the Chief Financial Officer of MF Global Holdings Ltd., a broker in commodities and derivatives, from April 2011. Prior to that, Mr. Steenkamp held the position of Chief Accounting Officer and Global Controller at MF Global for four years. He joined MF Global, then Man Financial, in 2006 as Vice President of External Reporting and Accounting Policy. After MF Global filed for bankruptcy protection in October 2011, he continued to serve as Chief Financial Officer through January 2013. Before joining MF Global, Mr. Steenkamp spent eight years with PricewaterhouseCoopers (“PwC”), including four years in Transaction Services in its New York office, managing a variety of capital-raising transactions on a global basis. His focus was also on the SEC registration and public company filing process, including technical accounting. He spent four years with PwC in South Africa, where he served as an auditor primarily for SEC registrants and assisted South African companies as they went public in the U.S. Mr. Steenkamp is a chartered accountant and holds an honors degree in Finance.

Board Leadership and the Board’s Role in the Oversight of Risk Management

Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers; reviews and monitors the services and activities performed by our investment adviser, administrator and officers; and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our Second Amended and Restated Bylaws (the “Bylaws”), the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders. Mr. Oberbeck, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the Chief Executive Officer and chairman of the Board. The Board believes that Mr. Oberbeck, as chief executive officer of the Company and as a principal of Saratoga Investment Advisors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of the Board.

Pursuant to the Company’s Corporate Governance Guidelines, the Company has designated Steven M. Looney, the Chairman of the Audit Committee, as the presiding director of all executive sessions of independent directors. Executive sessions of the independent directors are held at each board meeting. Interested parties, stockholders and holders of the Company’s notes that desire to communicate directly with the Board of Directors or one or more of its members concerning the affairs of the Company may direct the communication in written correspondence by letter to: Saratoga Investment Corp., attention Mr. Steven M. Looney, Chairman of the Audit Committee, 535 Madison Avenue, New York, New York. We believe that our board leadership structure must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board, directly and through the audit committee and other committees of the Board, takes an active role in the oversight of the Company’s policies with respect to the assessment and management of enterprise risk. Among other things, the Board has policies in place for identifying the senior executive responsible for key risks as well as the Board committees with oversight responsibility for particular key risks. In a number of cases, oversight is conducted by the full Board. Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Chief Compliance Officer is designated to oversee compliance with the federal securities laws.

We believe that our Board and its committees’ role in risk oversight complements our Board’s leadership structure because it allows our independent directors, through three fully independent board committees, auditor and independent valuation providers, our Chief Compliance Officer, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. We believe that our board leadership structure and the Board’s approach to risk oversight must be evaluated on a case-by-case basis and that the Board’s role in risk oversight is appropriate. However, we continually re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Transactions with Related Persons

We have entered into an investment advisory and management agreement (“Management Agreement”) with Saratoga Investment Advisors, LLC. The Management Agreement with Saratoga Investment Advisors was initially approved by our board of directors at an in-person meeting of the directors, including a majority of our independent directors, and was approved by our stockholders at the special meeting of stockholders held on July 30, 2010. Pursuant to the 1940 Act, the Management Agreement remained in effect for an initial period of two years, and approved thereafter for additional terms of one year by our board of directors at in-person meetings, including a majority of our independent directors. Most recently, on July 7, 2020, our board of directors approved the renewal of the Management Agreement for an additional one-year term at an in-person meeting. In approving the Management Agreement, the directors considered, among other things, (i) the nature, extent and quality of the advisory and other services to be provided to us by Saratoga Investment Advisors; (ii) our investment performance and the investment performance of Saratoga Investment Advisors; (iii) the expected costs of the services to be provided by Saratoga Investment Advisors (including management fees, advisory fees and expense ratios) as compared to other companies within the industry, and the profits expected to be realized by Saratoga Investment Advisors; (iv) the limited potential for economies of scale in investment management associated with managing us; and (v) Saratoga Investment Advisors estimated pro forma profitability with respect to managing us.

Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, furnishes us with office facilities and equipment, and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator also performs, or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. We have also entered into a license agreement with Saratoga Investment Advisors, LLC, pursuant to which Saratoga Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Saratoga.” In addition, pursuant to the terms of the administration agreement, Saratoga Investment Advisors, LLC provides us with the office facilities and administrative services necessary to conduct our day-to- day operations. Mr. Oberbeck, our Chief Executive Officer, is the primary investor in and controls Saratoga Investment Advisors, LLC.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined under Item 404 of Regulation S-K).

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://saratogainvestmentcorp.com.

Our Corporate Governance Procedures, Code of Business Conduct and Ethics, Code of Ethics and Board committee charters are available at our corporate governance webpage at http://saratogainvestmentcorp.com and are also available to any stockholder who requests them by writing to our Secretary, Henri J. Steenkamp, at Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Director Independence

In accordance with rules of the New York Stock Exchange (the “NYSE”), the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Oberbeck and Grisius, who are interested persons of the Company due to their positions as officers of the Company and officers of Saratoga Investment Advisors, LLC, our external investment adviser. Steven M. Looney is the designated lead independent director of our board of directors.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes a series of questions for the directors to consider, followed by a discussion among the Board, Board committees, the Company’s management and outside legal counsel.

Board Meetings and Committees

Our Board met six times during fiscal year 2020. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. All five directors attended the 2019 Annual Meeting of Stockholders in person.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to which applies to, among others, our executive officers, including our principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022. The Company’s Code of Business Conduct and Ethics is also available on our website at http://saratogainvestmentcorp.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://saratogainvestmentcorp.com.

Practices and Policies Regarding Hedging, Speculative Trading and Pledging of Securities

Our insider trading policy generally prohibits the Company’s and our investment adviser’s directors, officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are generally prohibited under our insider trading policy from entering into hedging or monetization transactions or similar arrangements, as well as pledging our securities in a margin account or as collateral for a loan, except in limited circumstances that are pre-approved by our chief compliance officer.

Committees of the Board of Directors

Audit Committee

The current members of the audit committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The Board has determined that Mr. Looney is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and that each of Messrs. Whitman and Williams are “financially literate” as required by NYSE corporate governance standards. All of these members are independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the audit committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls and procedures.

Authority

The audit committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the audit committee. The audit committee has available appropriate funding from the Company as determined by the audit committee for payment of: (i) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the audit committee, and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The audit committee may delegate its authority to subcommittees or the chairman of the audit committee when it deems appropriate and in the best interests of the Company.

Procedures

The audit committee meets as often as it determines is appropriate to carry out its responsibilities under its charter, but not less frequently than quarterly. The chairman of the audit committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and sets meeting agendas consistent with its charter. The audit committee meets separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor. The audit committee met nine times during fiscal year 2020.

A charter of the audit committee is available in print to any stockholder who requests it and it is also available on the Company’s website at www.saratogainvestmentcorp.com.

Nominating and Corporate Governance Committee

The current members of the nominating and corporate governance committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Steven M. Looney. All of these members are independent directors. The nominating and corporate governance committee is responsible for identifying individuals qualified to become board members, and recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings, recommending directors for appointment to Board committees, making recommendations to the Board as to determinations of director independence, overseeing the evaluation of the Board, overseeing and setting compensation for the Company’s directors.

In making its recommendations for Board and committee membership, the nominating and corporate governance committee reviews candidates’ qualifications for membership on the Board or a committee of the Board (including making a specific determination as to the independence of each candidate) based on the criteria approved by the Board (and taking into account the enhanced independence, financial literacy and financial expertise standards required under law or the New York Stock Exchange rules for audit committee membership purposes). In evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, the nominating and corporate governance committee assesses the performance of such directors, periodically reviews the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee, and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience, considers rotation of committee members and committee chairmen and considers any other factors that are set forth in the Company’s corporate governance procedures or are deemed appropriate by the nominating and corporate governance committee or the Board. The nominating and corporate governance committee considers issues of judgment, diversity, age, skills, background and experience in evaluating candidates for membership on the Board.

The nominating and corporate governance committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The board of directors believes that it is more appropriate to give the nominating and corporate governance committee flexibility in evaluating stockholder recommendations.

In the event that a director nominee is recommended by a stockholder, the nominating and corporate governance committee will give due consideration to the director nominee and will use the same criteria used for evaluating board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

Authority

The nominating and corporate governance committee has the sole authority to retain and terminate any search firm assisting the nominating and corporate governance committee in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms. In addition, the nominating and corporate governance committee has the sole authority to retain and terminate any compensation consultant assisting the nominating and corporate governance committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant’s fees and other retention terms. The nominating and corporate governance committee may delegate its authority to subcommittees or the chair of the nominating and corporate governance committee when it deems appropriate and in the best interests of the Company.

Procedures

The nominating and corporate governance committee meets as often as it determines is appropriate to carry out its responsibilities under its charter. The chair of the committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. The nominating and corporate governance committee met once during fiscal 2020.

A charter of the nominating and corporate governance committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at www.saratogainvestmentcorp.com.

Compensation Committee

The current members of the compensation committee are G. Cabell Williams (Chairman), Steven M. Looney and Charles S. Whitman III. All of these members are independent directors. The compensation committee is responsible for overseeing the Company’s compensation policies generally and making recommendations to the Board with respect to incentive compensation and equity-based plans of the Company that are subject to Board approval, evaluating executive officer performance and reviewing the Company’s management succession plan, overseeing and setting compensation for the Company’s directors and, as applicable, its executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in the Company’s annual proxy statement. Currently, none of our executive officers are compensated by the Company and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultant’s fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in the best interests of the Company.

Procedures

The compensation committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The chairman of the compensation committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. No executive officer should attend that portion of any meeting where such executive’s performance (or, as applicable, compensation) is discussed, unless specifically invited by the compensation committee. The compensation committee met once during fiscal 2020.

A charter of the compensation committee is available in print to any stockholder who requests it and is also available on the Company’s website at www.saratogainvestmentcorp.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2020, none of the Company’s executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the compensation committee or on the board of directors. No current or past executive officers or employees of the Company or its affiliates serve on the compensation committee.

Executive Compensation

Currently, none of our executive officers are compensated by us. We currently have no employees, and each of our executive officers is also an employee of Saratoga Investment Advisors. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the investment advisory and management agreement and the administration agreement.

Director Compensation

Our independent directors receive an annual fee of $60,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and the chairman of each other committee receives an annual fee of $5,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

The following table sets forth information concerning total compensation earned by or paid to each of our directors during the fiscal year ended February 29, 2020:

	Fees Earned or
Name	Paid in Cash	Total
Interested Directors
Christian L. Oberbeck(1)	—	—
Michael J. Grisius(1)	—	—
Independent Directors
Steven M. Looney	$96,000	$96,000
Charles S. Whitman III	$91,000	$91,000
G. Cabell Williams	$91,000	$91,000

(1)	No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Portfolio Management

The day-to-day management of our portfolio is the responsibility of Saratoga Investment Advisors and overseen by its investment committee.

Investment Committee

The members of Saratoga Investment Advisors’ investment committee include Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby and Charles G. Phillips. See the section of the prospectus entitled “Management” for biographies of Messrs. Oberbeck and Grisius. For biographical information for Messrs. Inglesby and Phillips, see “Investment Professionals” below.

Investment Professionals

Our investment adviser’s investment personnel, in addition to our investment adviser’s investment committee, are primarily responsible for the day-to-day management of our portfolio.

The members of our investment adviser’s investment committee and its investment personnel are not be employed by us, and receive no compensation from us in connection with their activities. However, they receive compensation from our investment adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and, in certain circumstances, a portion of the incentive fee or carried interest earned in connection with their services.

Below are the biographies for the members of our investment adviser’s investment committee whose biographies are not included elsewhere in this prospectus and the other investment professionals of our investment adviser.

Thomas V. Inglesby—Mr. Inglesby has over 25 years of investment experience including private equity and leveraged finance. Mr. Inglesby is a managing director at Saratoga Investment Advisors and is responsible for originating, structuring, negotiating, consummating, managing and monitoring middle market investments.

Prior to joining Saratoga Investment Advisors, Mr. Inglesby was a senior managing director at GSC Group, Inc. From September 2008 through July 2010, Mr. Inglesby was a senior managing director in the Recovery Investment Group at GSC Group. From 2002 to 2008, Mr. Inglesby served as the Head of the U.S. Corporate Debt Group of GSC Group. During this period, GSC Group raised and managed $5.6 billion in capital across 12 corporate credit investment funds. From 1997 to 2002, he served as a managing director at GSC Group focused on middle market buyouts. Prior to joining GSC Group in 1997, Mr. Inglesby served as a managing director with Harbour Group from 1994 to 1997, where he focused on acquisitions of manufacturing companies in fragmented industries. From 1992 to 1994, Mr. Inglesby served as a managing director at the South Street Funds, a startup distressed debt investment fund founded by former partners at Goldman Sachs. From 1986 to 1990, Mr. Inglesby served as a vice president in the Merchant Banking Department at PaineWebber.

Mr. Inglesby received a J.D. from the University of Virginia School of Law, an M.B.A. from the Darden Graduate School of Business Administration, and a B.S. in Accounting with General Honors from the University of Maryland.

Charles G. Phillips IV—Mr. Phillips has over 20 years of middle-market investment experience spanning private equity and leveraged finance. Mr. Phillips is a managing director of Saratoga Investment Advisors, LLC, the Company’s investment adviser, and a Member of its Investment Committee.  At the Company, and at Saratoga Partners previously, Mr. Phillips has been responsible for originating, structuring, negotiating, consummating, managing and monitoring middle market investments. Mr. Phillips has extensive experience investing in companies across a wide variety of industries, including business and tech-enabled services, financial services, education and manufacturing. Prior corporate finance experience includes mergers and acquisitions and capital markets experience in the packaged foods, branded consumer products, cable television, energy and education sectors.  Serving as a director of several Saratoga Partners portfolio companies, Mr. Phillips has executed public financings and sales across many market cycles. Mr. Phillips is a founding member of the Company’s investment adviser since its inception in 2010, having previously joined Saratoga Partners in 1997 after graduating from Harvard Business School. Prior to that, from 1993 to 1995, Mr. Phillips worked in Dillon Read’s corporate finance department, where he was involved in mergers and acquisitions and advisory assignments in a variety of industries. Prior experience includes McCown De Leeuw & Co., a corporate buyout firm.

OTHER MATTERS

Audit Committee Report

The audit committee is appointed by the Board to review the Company’s financial matters. Each member of the audit committee meets the independence requirements established by the 1940 Act and under the applicable listing standards of the NYSE. The audit committee is responsible for the selection, engagement, compensation, retention and oversight of the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.

The role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not the Audit Committee’s duty to plan or conduct the audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Company’s management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Company’s internal control over financial reporting.

In making our recommendation that the Company’s financial statements be included in its Annual Report on Form 10-K for the year ended February 29, 2020, we have taken the following steps:

●	We discussed management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting, with management and with Ernst & Young LLP, the Company’s independent registered public accounting firm for the year ended February 29, 2020.

●	We discussed with Ernst & Young LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

●	We conducted periodic executive sessions with Ernst & Young LLP, with no members of the Company’s management present during those discussions. Ernst & Young LLP did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.

●	We received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP ‘s communications with us concerning independence, and we discussed with Ernst & Young LLP its independence from the Company. We also considered whether the provision of non- audit services to the Company is compatible with Ernst & Young LLP’s independence.

●	We determined that there were no former Ernst & Young LLP employees, who previously participated in the Company’s audit, engaged in a financial reporting oversight role at the Company.

●	We reviewed, and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated statement of assets and liabilities at February 29, 2020, and consolidated statements of operations, consolidated statements of changes in net assets and consolidated statements of cash flows for the year ended February 29, 2020.

Based on the reviews and actions described above, we recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended February 29, 2020 for filing with the SEC. In addition, the Audit Committee has approved, and recommended to the Board that it approve, Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending February 28, 2021.

THE AUDIT COMMITTEE

Steven M. Looney, Chair Charles S. Whitman III G. Cabell Williams

Independent Registered Public Accounting Firm

Our Board has ratified the decision of the audit committee to appoint Ernst & Young LLP to serve as our independent registered public accounting firm until February 28, 2021. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

For the years ended February 29, 2020 and February 28, 2019, the Company incurred the following fees for services provided by Ernst & Young LLP, including expenses:

	Fiscal Year Ended	Fiscal Year Ended
	February 29, 2020	February 28, 2019
Audit Fees	$647,000	$725,000
Tax Fees	42,000	41,200
Total Fees	$689,000	$766,200

In addition to the services listed above. Ernst & Young LLP provided audit services to the Company’s subsidiaries. The following are the related fees:

	Fiscal Year Ended	Fiscal Year Ended
	February 29, 2020	February 28, 2019
CLO Audit Fees	$65,000	$65,000
Tax Services for Company’s Subsidiaries	-	-
All Other Fees	28,000	26,000
Total Fees	$93,000	$91,000

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees include services in conjunction with preparation of the Company’s tax return.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above.

It is the policy of the audit committee to pre-approve all audit, review or attest engagements and permissible non-audit services to be performed by our independent registered public accounting firm.

Stockholder Proposals

The Company expects that the 2021 Annual Meeting of Stockholders will be held in September 2021, but the exact date, time, and location of that meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2021 Annual Meeting of Stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than April 6, 2021, and that such proposal complies with all applicable requirements of Rule 14a-8. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

In addition, any stockholder who intends to present a proposal at the 2021 Annual Meeting of Stockholders, including the nomination of a director or any other business to be considered by the stockholders at the 2021 Annual Meeting of Stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws and submit the proposal in writing to our Secretary, Henri J. Steenkamp, at 535 Madison Avenue, New York, New York 10022, and the proposal should be received by the Company between March 7, 2021 and 5:00 p.m. Eastern Time on April 6, 2021.

We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. If the date of 2021 Annual Meeting of Stockholders has been changed by more than thirty (30) days from the first anniversary of the Annual Meeting, stockholder proposals or director nominations must be received not earlier than the 150th day prior to the date of the 2021 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2021 Annual Meeting of Stockholders or the tenth (10th) day following the day on which such notice of the date of the 2021 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information.

Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of our Bylaws, subject to SEC rules governing the exercise of this authority.

The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Centers for Disease Control and Prevention and the World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting is held solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be described in a press release issued by the Company and posted on its website at https://ir.saratogainvestmentcorp.com/press-releases. In addition, such information will be filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the Company’s website https://ir.saratogainvestmentcorp.com/press-releases for updated information.

Annual Reports

A copy of our Annual Report on Form 10-K for the period ended February 29, 2020, which includes financial statements, is available on the SEC website and is incorporated herein by reference. The information that we have filed with the SEC is available to stockholders free of charge by contacting us at 535 Madison Avenue, New York, New York 10022 or by telephone at (212) 906-7800 or on our website at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated into this document and you should not consider such information to be a part of this document.

SARATOGA INVESTMENT CORP.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Michael J. Grisius 02 G. Cabell Williams

02 0000000000

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000471987_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the 2020 Annual Meeting of Stockholders, Proxy Statement and Form 10-K are available at www.proxyvote.com

SARATOGA INVESTMENT CORP.
2020 Annual Meeting of Stockholders
September 29, 2020, 10:00 a.m., Eastern Time
This Proxy is Solicited by the Board of Directors

The undersigned hereby appoints Michael J. Grisius and G. Cabell Williams, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the 2020 Annual Meeting of Stockholders of Saratoga Investment Corp., a Maryland corporation (the "Company"), to be held at the offices of Eversheds Sutherland (US) LLP, located at 1114 Avenue of the Americas, New York, NY 10036, on September 29, 2020, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2020 Annual Meeting of Stockholders of the Company and the accompanying proxy statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST *FOR* THE NOMINEES LISTED IN PROPOSAL 1, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000471987_2 R1.0.1.18